SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 8, 2005
                                ----------------


                                SECURELOGIC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    000-28099               86-0866757
----------------------------     ----------------       -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)          Identification No.)


                                 40 WALL STREET
                                   58TH FLOOR
                               NEW YORK, NY 10005
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (866) 838-1102


                             MONTEREY BAY TECH, INC.
           ----------------------------------------------------------
                            Registrant's Former Name

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Item 7.01  Regulation FD Disclosure.

On July 8, 2005, SecureLogic Corp. issued a press release discussing the early receipt of full payment of outstanding promissory notes in the amount of $2,000,000.

Item 9.01 -- Financial Statements and Exhibits

(c)          Exhibits

Exhibit       Description

99.1          Press Release dated July 8, 2005


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SecureLogic Corp.
                                         ---------------------------------
                                         (Registrant)


Date: July 8, 2005                       /s/ Gary Koren
                                         -----------------------------------
                                         Gary Koren, Chief Executive Officer

Exhibit Index

Exhibit       Description

99.1          Press Release dated July 8, 2005